EXHIBIT A

                            INDEX SERIES OF THE FUND
                             AS OF OCTOBER 16, 2014


INDEX SERIES                                                    EFFECTIVE DATE
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First Trust Developed Markets Ex-US AlphaDEX(R) Fund             April 8, 2011
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First Trust Emerging Markets AlphaDEX(R) Fund                    April 8, 2011
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First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund               April 8, 2011
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First Trust Europe AlphaDEX(R) Fund                              April 8, 2011
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First Trust Latin America AlphaDEX(R) Fund                       April 8, 2011
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First Trust Brazil AlphaDEX(R) Fund                              April 8, 2011
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First Trust China AlphaDEX(R) Fund                               April 8, 2011
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First Trust Japan AlphaDEX(R) Fund                               April 8, 2011
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First Trust South Korea AlphaDEX(R) Fund                         April 8, 2011
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First Trust Australia AlphaDEX(R) Fund                       February 10, 2012
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First Trust Canada AlphaDEX(R) Fund                          February 10, 2012
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First Trust Germany AlphaDEX(R) Fund                         February 10, 2012
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First Trust Hong Kong AlphaDEX(R) Fund                       February 10, 2012
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First Trust Switzerland AlphaDEX(R) Fund                     February 10, 2012
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First Trust Taiwan AlphaDEX(R) Fund                          February 10, 2012
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First Trust United Kingdom AlphaDEX(R) Fund                  February 10, 2012
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First Trust Developed Markets Ex-US Small Cap
     AlphaDEX(R) Fund                                        February 10, 2012
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First Trust Emerging Markets Small Cap AlphaDEX(R) Fund      February 10, 2012
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First Trust Eurozone AlphaDEX(R) ETF                          October 16, 2014
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